Listing Report:Supplement No. 140 dated Jan 07, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 362676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	39%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	5y 0m
Amount delinquent:	$192	Revolving credit balance:	$2,490	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	3
Screen name:	caruss	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Use-School Tuition
Purpose of loan:
This loan will be used to purchase video equipment in order to begin making documentary films within the education feild for students and my school district

My financial situation:
I am a good candidate for this loan because I can repay and the loan will be used for producing quality pieces for educational purposes

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 425
??Insurance: $ 60
??Car expenses: $ 276
??Utilities: $?40
??Phone, cable, internet: $ 50
??Food, entertainment: $?100
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 386398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$335.04

Auction yield range:	11.06% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1999	Debt/Income ratio:	16%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,749	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cablguy1280	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Uncle Sam
Purpose of loan:
Greetings Prosper investors, Hi there everyone.
?? I'm looking to get this personal loan to Pay off My taxes due for 2008. I am Currently Employed with a good Job that I love. Last year (2009) I grossed 77,000 dollars for which I do have proof for anyone willing to Help me out. I did file Bankruptcy in 2003 Due to loss of Contractual agreements at which the company that I was working For Lost their Contract and had noBack up plan for they're employees. Since then I have credit cards and an Auto loan in which no payments have been late. The total for the tax Bill was aproximatly 6,000. The remaining balances is to go towards those Credit cards previously Mentioned. I know that I will Have no problems paying this Loan in a respectful?time frame. If you have any Questions Please Don't hesitate to Ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2000	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,019	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cognizant-penny	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some credit cards
Purpose of loan:
This loan will be used to? make some payment

My financial situation:
I am a good candidate for this loan because? im very trustworthy and alway pay on time. i have a?very steady job. im helping out my parent so my financial went down.?Can somone help me please.

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ living with parent and?help?paying rent for my parent bout?$800 a month
??Insurance: $ 100????
??Car expenses:?just pay off last month
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ i mostly stay at home and work
??Clothing, household expenses?$ havnt go shopping for clothing for 3 yrs or more
??Credit cards and other loans: $?5000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$543.79

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1994	Debt/Income ratio:	24%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	3y 5m
Amount delinquent:	$1,374	Revolving credit balance:	$44,849	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Steve-T	Borrower's state:	NewHampshire	Borrower's group:	Helping others get back on their feet, together!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	700-719 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2007)
Principal balance:	$323.88	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Lowering my monthly payment
This is my second loan with Prosper. On my first loam, last payment will be this month 01/18/10 and never missed a payment, I got myself in trouble with credit cards again, this why i would like this one

Purpose of this loan:
I would like to payoff my credit cards with this loan.

Monthly net income:
$3246

Monthly expenses:
$-2950
(Broken down)
Housing: $1850 ($1500 on 1st and $350 on 2nd) taxes and insurance
Insurance: Included in Housing costs
Car expenses: None (I own 3 cars)
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses $50
Credit cards: $600

Total:
Income ? Expenses
$3246 - $2950 = $296
For the purposes of this loan I did not list in my expenses that I rent the bottom floor of my house to my parents for free but they help with some of the bills varying 200-400$ per month. So the $296 in ?float? money might be slightly low but in reality is closer to 500-700$ of float money per month.

About myself:
I am 29 years old. I have steady employment as a CDL Class A Truck Driver. I also work some overtime whenever available that I did not list on my monthly income. I own 3 motor vehicles and also am a home owner (for the past 3 years). I sparingly spend useless money and have no plans for any major purchases or remodeling. I plan on paying off this loan between 6 months to 2 years.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	39%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$328	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	1
Screen name:	happy03	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 92% )	640-659 (Latest)
Principal borrowed:	$3,800.00	< mo. late:	2 ( 8% )	620-639 (Sep-2007) 600-619 (Aug-2007) 620-639 (Jul-2007)
Principal balance:	$1,117.04	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
pay off current loan
Purpose of loan:
This loan will be used to payoff current loan with prosper and for other expenses.

My financial situation:
I am a good candidate for this loan because I have been on time with my payments thus far ? and my score has jumped up 20 points since my last loan. I would like to continue to improve my credit.? ? ?

Monthly net income: $ 2,400

Monthly expenses: $
??Housing: $ 1280
? Utilities: $ included with rent? ???? ????

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,825.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$91.15

Auction yield range:	4.20% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	21%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,881	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bid-guardian	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marriage
Purpose of loan:
This loan will be used to pay for a very inexpensive wedding, clean up some high interest debt, and pay for her relocation. Some money ($500 to $1000) will be used to advertise a home care business she will be starting once we are married.

My financial situation:
I am a good candidate for this loan because I have maintained a very good repayment history across numerous credit accounts (never a late payment), I own my home, I've been at the same job for six years, and my salary is high enough to pay back a loan of this value.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$655.92

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2003	Debt/Income ratio:	50%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,789	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 660-679 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
finish repairing new home
This is the Third time I'm posting this, My credit is actually on the rebound and has improved since prosper pulled my score, I do own my home unlike what it says in the prosper version of my credit profile,I have sent prosper the paperwork to update my home ownership status. I have been approved by several banks for loans to do my project and I will keep re-listing this loan until the spring where I will take the loan from the bank to keep my plans on track. Each time I will reduce it based on what I've Been able to save? the following is my request, all info is still accurate. Thank You
Purpose of loan:
this loan will be used along with $10000.00 of my own funds to replace the roof, windows, asbestos siding, and repoint the masonry. I purchased this house back in September at a greatly reduced price. I have already spent several months working on the interior, leaving the outside to be done in the spring. once the outside of the house is complete i stand to gain a substantial amount in equity. I am currently living in the house and plan to live in it for at least the next three years if not longer.
My financial situation:
I have worked for the same mom and pop for 13 years, I am currently the General Manager and have job security and a steady paycheck. I will also be taking over the 40 year old business when the current owner retires in a few years. I will easily be able to pay back this loan, see my financial breakdown below. I am also a prosper investor with $2000 invested with an average 28% return this will be my second loan, first loan was paid in full with no late payments. With any equity i can get from this property I plan to use it to rehabilitate and rent additional properties
Monthly net income: $
$2150 after taxes
Monthly expenses: $
??Housing: $ 381.00-this includes taxes and insurance also my fiance pays the other half, total Mortgage payment $762.
??Insurance: $ 38-car
??Car expenses: $ 100
??Utilities: $ 120
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Total $ Out:$1084
This Leaves Me $1066 monthly for savings and paying back this loan

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1988	Debt/Income ratio:	10%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$511	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	compassion-happiness5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need some help with expenses
Purpose of loan:
This loan will be used to? to cover current expenses until my refund comes back from school.

My financial situation:
I am a good candidate for this loan because? I'm repsonsible enough to payback in the time requested.

Monthly net income: $ 600-700

Monthly expenses: $
??Housing: $ 330
??Insurance: $ -
??Car expenses: $ 40
??Utilities: $ 100
??Phone, cable, internet: $ -
??Food, entertainment: $ -
??Clothing, household expenses $ -
??Credit cards and other loans: $ -
??Other expenses: $ -
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$207.44

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1998	Debt/Income ratio:	21%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,652	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	marsupial976	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to consolidate some debts I've incurred over the last few years as a result of my divorce.

My financial situation:
I am a good candidate for this loan because I have a good stable job in a booming industry (hard to believe in this economy I know, but it's true: we have more work than we're able to do), with a stable thriving company. I'm also a 'good debtor': though I have a high revolving balance, I pay every month and have never come even close to defaulting. The worst I've done is be late with my payments a couple of times. I have a three year plan to clear my debts (incurred over the last few years in part as a result of my divorce), however borrowing this money will help me consolidate and get there quicker, and clear some existing debts.

Monthly net income: $ 7,200

Monthly expenses:
??Housing: $ 2000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	32%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$436	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	raider1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	720-739 (Dec-2009) 640-659 (Jun-2008) 640-659 (May-2008) 640-659 (Apr-2008)
Principal balance:	$2,417.22	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
home improvement
Purpose of loan:
(explain what you will be using this loan for)
home improvement
My financial situation:
(explain why you are a good candidate for paying back this loan)
PAY BILLS ON TIME.???Have one loan with prosper and pay before the due date.?
Monthly net income: $ 1681.76

Monthly expenses: $
??Housing: $ 590.00?RENT
??Insurance: $ 328.00 PER 6 MONTHS AUTO
??Car expenses: $ 25.00 GAS PER MONTH
??Utilities: $ 25.00 TO 30.00?AVERAGE PER MONTH ELECTRIC ONLY
??Phone, cable, internet: $ 151.16
??Food, entertainment: $ 150.00 PER MONTH
??Clothing, household expenses $
??Credit cards and other loans: $?110.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$166.55

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,481	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MicroFinancial	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 660-679 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Technology for Business
Purpose of Loan:
To purchase a desktop, laptop, and software for business.My Credit Risk:
I am a true low risk. I only use and keep credit I need (this is why my credit usage is high). My revolving credit is approximately $17,000 as of today. I have another $50,000 in student loans. My total monthly debt payments each month is around $1,000. I have a long term contract with a company and entered into a new MSA with another company.Bottom Line:
I am a good candidate for this loan because I am asking for an amount that I can pay back each month and it helps me grow my business.Relisting Information:
Prosper had cancelled my listing and asked me to relist. I needed to change my employment information to self-employed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,888.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.11

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1988	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,894	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	basqueboy78	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment property in Htfd. Ct.
Purpose of loan:
This loan will be used to?make inprovements to our 2nd?investment home in Hartford Ct....this home is 5 mints from? downtown Hartford. It has 3- 3 bedroom apartments the apartments go for anywhere from $900.00 to $1100.00. We are putting this home up for sell but need to make impovements on the roof. The house is completly paid for but also need to make other minor repairs to the units. I bought a winter home in Peoria Az. fully paid for and looking to completly retire with no land lord proplems.The house is completly paid for and will probally retain anywere from 250,000.00?and 300,000.00 we are investagating serveral realtors. 3 Family homes are easily sold as starter homes and investor homes do to it so close to the of Hartford.
My financial situation:
I am a good candidate for this loan because?the house was bought a low figure?and will be sold early because of it potential as a money maker and payoing for itself......I?will fully pay off loan as home?is sold. I?will?post a picture of the home as soon as I can. ?

Monthly net income: $3,300.00 for fully rented property.?

Monthly expenses: $ 1,800.00 month four housing expenses
??Housing: $4000.00 for taxes?
??Insurance: $ 1800.00
??Car expenses: $
??Utilities: $ 450 a month for heat?
??Phone, cable, internet: $0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$172.62

Auction yield range:	11.20% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1991	Debt/Income ratio:	14%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,759	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cordial-integrity1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For 2010, credit card payoff goal!
Purpose of loan:
This loan will be used for debt consolidation.? I have started looking at the interest rate of my 3 credit cards and have realized that one is definitely worth paying off totally due to its high interest rate, one is debatable, and one is worth keeping.? I have realized that my credit card debt being too high will impact me buying a home at a later date, so I need to start now consolidating my debt.

My financial situation:
I am a good candidate for this loan because I am well-educated (LSU graduate - finance and MBA) and am working on my career advancement and personal development goals this year. (through taking more classes).? Hopefully, too, I will be obtaining a new job in litigation soon, increasing my salary 10-20%.? I am in the final stages of doing the background checks.

Monthly net income: $ 4,700, with new job expect to be $5,700 to $6,000 plus

Monthly expenses: $
??Housing: $ 820
??Insurance: $ 75
??Car expenses: $ car is paid off
??Utilities: $ 125
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ minimal
??Credit cards and other loans: $ 700 (includes credit card that wants to pay off)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.20%	Starting borrower rate/APR:	15.20% / 17.37%	Starting monthly payment:	$347.63

Auction yield range:	14.20% - 14.20%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2003	Debt/Income ratio:	21%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$19,068	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	laudable-wampum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business loan
Purpose of loan:
This loan will be used to? consolidate date and for business use

My financial situation:
I am a good candidate for this loan because? i have never missed a payment in my life on anything.. i have a great job as a webdesigner just need the extra funds to help me out.. I was recently on the show mtv styld.. check out?? gosenamerica.com

Monthly net income: $
50000
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 1000
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 1200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$299.79

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1993	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,471	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tremendous-generosity	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off certain credit card debt.Like many, I have seen what was a reasonable rate of interest double for no apparent reason. I would like to pay off these cards and close the accounts.

My financial situation:
I am a good candidate for this loan becauseI have never missed any payment and have always pay bills on time.undefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1995	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	16 / 13	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$31,023	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	enriched-hope2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attorney - job begins May 1, 2010
Purpose of loan:
This loan will be used to fund living expenses until I resume employment with my previous employer on May 1, 2010.

My financial situation:
I am a good candidate for this loan because I am an attorney holding an option to return to work with my previous employer (a large, well-known law firm) on May 1, 2010 (following a one year sabbatical).? I expect that my compensation will be at the same level as immediately before I began my sabbatical, i.e., $210,000 per year (plus bonus).

I am an attorney specializing in corporate mergers and acquisitions.? I am admitted to practice law in California.

Monthly net income: $0

Monthly expenses: $ 5,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,953	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-stylish-truth	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
3000
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.54%	Starting borrower rate/APR:	8.54% / 10.63%	Starting monthly payment:	$142.14

Auction yield range:	4.20% - 7.54%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$402	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderous-money2	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
Purpose of loan:
This loan will be used to pay off my recent and unexpected medical expenses.

My financial situation:
I am a good candidate for this loan because I have excellent credit and have never been late with a single payment on any account, ever.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2006	Debt/Income ratio:	17%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,393	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	bath8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay of some of the credit card balances

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4500
Monthly expenses: $
??Housing: $ 2018
??Insurance: $ 120
??Car expenses: $?400
??Utilities: $ 250
??Phone, cable, internet: $ 140
??Food, entertainment: $ 350
??Clothing, household expenses $300
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$513.18

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$20,590	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	five-star-fairness	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards. Bank's raising interest rates on Feb. 2010 for no reason. I can't take their abuse anymore.

My financial situation:
I am a good candidate for this loan because I'm never late with payments.?

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $?324
??Utilities: $100
??Phone, cable, internet: $ 100
Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$502.87

Auction yield range:	17.20% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	16 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,188	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Gotham-Investments	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	34 ( 83% )	640-659 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	6 ( 15% )	680-699 (Oct-2009) 660-679 (Jun-2008) 700-719 (Feb-2007) 680-699 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 2% )
Total payments billed:	41
Description
Re-Structuring CC Debt
Hi, I am requesting this third loan to consolidate the last of my debt to a structured payment schedule.? My previous 2 Prosper loans were paid off in full.

HR seems to be harsh rating level.? My Experian Plus Score is 770/830 and myFICO score is 720/850; both considered to be low risk credit levels.? My VantagePlus score (which is the closest example of what is used by Prosper) is 699/990 and this is this low because I don't have an extensive credit history, my one delinquent pmt and my debt/limit utilization rate.? Apparently when you close a credit line it's history is not factored into your score at all -only open/active accounts.? So my current credit score thinks my oldest credit line is only 3 years old when in fact it's really close to 20 years.? Note that the one previous delinquent payment was to the last pmt I made for one of my Prosper accounts.? I was attempting to paydown both loans and didn't realize that my monthly payments were being pulled from an old bank account.? I had to close the checking account and open a new checking account because that is the only way to remove an authorized signer.? Regardless the loans were paid down immediately after that incident.? Also, I believe my "debt utilization" is approx 50%; that is misleading; Amex doesn't report the credit limit and if they did my debt utilization would be less than 25%.? I also closed out of number of credit lines with the funds from the first 2 loans.

Net monthly income ("take home") is currently $7,000 and less monthly expenses (rent, utilities,?misc exp,?etc...) of $5,000 results in a net balance of approx $2,000.? The $5,000 in expenses includes the amount currently paid to the one outstanding credit card.? With this Prosper loan my net will not materially change.

Please feel free to contact me if you have any questions!

Thank you in advance to those who help fund my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	9	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,766	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	atiaha	Borrower's state:	Indiana	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money needed for surgery
Purpose of loan:
This loan will be used to pay for a surgery that my wife needs desperately. She had a tumor in her breast two years ago, and we went through very difficult times keeping up with the emotional stress and make ends meet with the very huge amounts we had to pay for medical treatments and medications. Now she past the safe time where doctors think the tumor will not come back; she needs a final surgical touch to feel like a woman again. Bidding on this loan will guarantees you two things, first your money plus the interest, and second the feelings that you helped a woman to get herself back. Thank you

My financial situation:
I am a good candidate for this loan because I have only one outstanding auto loan, the installment is $249.00 and I have no other outstanding loans. I also have 3 credit cards (down from 8) and have no whatsoever outstanding balances on the closed ones.

Monthly net income: $ 3,360

Monthly expenses: $
??Housing: $ 765
??Insurance: $ 115
??Car expenses: $245 car loan, around $80-100 gas per month
??Utilities: $ 80 Gas, $65-89 Elect. and $45 water
??Phone, cable, internet: $ 70 Cell, $65 Internet &cable
??Food, entertainment: $ 400-500 food supply per month
??Clothing, household expenses $ 150-200 as available
??Credit cards and other loans: $ 245 auto loan, $120-150 credit cards
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.64%	Starting borrower rate/APR:	8.64% / 8.98%	Starting monthly payment:	$316.32

Auction yield range:	3.20% - 7.64%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1987	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,853	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	top-understanding-moola	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASE INVENTORY,I HAVE A LEASE
Purpose of loan:
This loan will be used to? I HAVE A SIGNED LEASE, AS OF JAN.1, 2010 FROM A MR PETER ELLIOTT , LOCATION 1461 SEMINOLE BLVD CASSELBERRY FLORIDA 32707.I NEED LOAN SO I CAN PURCHASE INVENTORY, NEW AND USED RIDING LAWN MOWERS,EDGERS, AND SMALL PARTS INVENTORY, SUCH AS FILTERS,HOSES,BLADES,BELTS,TIRES,?I HAVE BEEN A MECHANIC FOR OVER 45 YEARS,I HAVE STARTED THIS BUSINESS CASSELBERRY MOWER SHOP SAME ADDRESS AS ABOVE UNIT NUMBER 1, MY PHONE NUMBER YOU CAN GOOGLE MY NUMBER? OR NAME CASSELBERRY MOWER SHOP AND SEE MY ADS.

My financial situation:
I am a good candidate for this loan because? I PAY MY BILLS BEFORE DUE DATE, NEVER BEEN LATE WITH ANY OF MY BILLS, MY CAR PAYMENT AND INSURANCE IS EXPRESS IT TAKEN OUT AUTOMATICALY EACH MO. I HAVE A GOOD CREDIT SCORE, I AM 63, AND NEED ADDITIONAL INCOME.I WANT TO EMOLOY A YOUNG PERSON , TO BE ?MECHANIC AND TEACH THAT PERSON WHAT I KNOW AND HAVE LEARNED OVER THE YEARS.MY WIFE SAYS I CAN MAKE ANY ENGINE RUN.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2000	Debt/Income ratio:	21%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,692	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	MattBld	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008)
Principal balance:	$3,771.49	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
fixing heating system
Purpose of loan:
This loan will be used to??Fix heating system in my house.?

My financial situation:
I am a good candidate for this loan because? I have a sold job to pay back the loan

Monthly net income: $ 2800????????????

Monthly expenses: $
??Housing: $?970
??Insurance: $ 97
??Car expenses: $508
??Utilities: $ 100
??Phone, cable, internet: $57.80?
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 222.30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.92%	Starting borrower rate/APR:	13.92% / 16.08%	Starting monthly payment:	$290.18

Auction yield range:	6.20% - 12.92%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2004	Debt/Income ratio:	12%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,292	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	industrious-exchange	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an Engagement Ring!!!
Purpose of loan:
I have been dating my girlfriend Katie since college, we are coming up on our 4 year anniversary and she recently relocated a couple hours away from her family to move in with me. I have picked out her dream engagement ring (~$15,000) but I only have $7,000 that I feel comfortable putting towards that purchase without putting strain on my finances. I have entertained the idea of downsizing the diamond, or putting this off a year or two--but I want to do the right thing for her and us so I am asking to borrow enough to cover the rest of the purchase plus any associated taxes without giving up a bargaining position by financing through the jewelry store at a high rate. Thanks in advance for your help.

My financial situation:
I am?a couple?years out of college now with a stable job at a fortune 500 company.?I have been making double payments on my student loans since graduation?and it is rare that I carry a balance on my?credit card over from one month to the next. Besides my car and my house (both purchased within the last year), my only outstanding debt is a 0% loan on the?furniture I bought when I moved in--which should be paid off?this coming June.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$522.65

Auction yield range:	8.06% - 31.00%	Estimated loss impact:	7.75%
Lender servicing fee:	1.00%	Estimated return:	23.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1978	Debt/Income ratio:	45%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,936	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-important-note	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my son
Purpose of loan:
This loan will be used to?
I want to help my son with a down payment on a house he is trying to buy. ???? ???? ????
My financial situation:
I am a good candidate for this loan because?I can pay whatever interest and will pay this back quickly. I am just trying to help my son & grandson.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.64%	Starting monthly payment:	$44.95

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	11	Total credit lines:	42	Length of status:	10y 11m
Amount delinquent:	$2,138	Revolving credit balance:	$14,589	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	71	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	generosity-sherpa	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan for Bills
Purpose of loan:
This loan will be used to? I need to catch up on my bills.Had some stuff happen that took my money in savings and now need to pay my household bills.I dont get paid until Feb 15 th and really need a loan.

My financial situation:
I am a good candidate for this loan because? I am a good candidate for a loan I have had a the same job for over 10+ now.I see on here it shows I am a home owner not to sure what that is I have never owned a home but I am a single mom of 4 kids and I have daughter who is going to O.C.U in Oklahoma and I have 3 still at home.I have worked hard on trying to get my credit right.I just need to be given chance and I am real need of help right now.I can repay this loan in less than 30 days.I want to thank you and God Bless

Monthly net income: $ 2800.00 ????

Monthly expenses: $
??Housing: $ 628 ????
??Insurance: $
??Car expenses: $ paid off
??Utilities: $ 154.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $75.00
??Credit cards and other loans: $ 35.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	8.20% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,228	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	economy-dynamo	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off old loans
Purpose of loan:
This loan will be used to? get financial "house" in order

My financial situation:
I am a good candidate for this loan because?I have never been deliquent or late on payments and have a lengthy credit history.?I'm motivated to??manage my debt wisely.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1983	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$69,769	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	integrity-prescription6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off several small credit cards and retail credit accounts

My financial situation:
I am a good candidate for this loan because I alaways pay my debts and pay on time. I have a divorce related bankruptcy in 2004 to eliminate $150K of debt run up by former spouse.? Current financial situation is a result of extensive legal bills as a result?of?action taken in two states by former spouse.? All issues resolved with no possibility of revisitation by former spouse.?My pay raise goes into effect on 4 January 2010 which will increase my take-home income by approximately $500/month.? The credit report and picture is not a true indicator of my credit-worthiness.? It reflects the effects of several years of legal battles to keep my older son?as part of my family. As previsouly stated, we have language in our current court order to prevent the former spouse from initiating action again so we can now dig our way of of the financial hole the legal bills have created? (they have been paid off at the expense of my credit rating).

Retired Naval Officer who believes in honor courage and commitment. I provide for my family and will do nothing to put this family in?a position to compromise our financial stability despite the efforts of a litigious former spouse.? I am a man of my word and a man of honor and honor all debts I incur by the terms agreed to at the time of the loan.? Any delinquencies noted on my credit report previously were joint accounts with my former spouse. I was directed by legal counsel not to pay the bills she had incurred after the divorce proceedings had been initiated. In retrospect it was not the best option but former spouse had run up almost $150K in retail debt thanks to my formerly spotless credit record.

Monthly net income: $ 9600

Monthly expenses: $ 7510
??Housing: $ 2960
??Insurance: $ 150
??Car expenses: $ 1000?
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1200
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,650.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$165.11

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1994	Debt/Income ratio:	19%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$375	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bmetjpf	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,650.00	< mo. late:	0 ( 0% )	640-659 (Oct-2009) 600-619 (Aug-2009) 600-619 (Jul-2009) 600-619 (May-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
pay off medical bills
Purpose of loan:
This loan will be used to? pay medical bills

My financial situation:
I am a good candidate for this loan because? am willing to pay a high interest rate

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 130
??Car expenses: $ 515
??Utilities: $ 110
??Phone, cable, internet: $ 130
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$128.06

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1988	Debt/Income ratio:	12%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$159,536	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	doc2pd933	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher rate card
Purpose of loan:
This loan will be used to? pay down a higher rate interest credit card.

My financial situation:
I am a good candidate for this loan because...My financial situation is stable and strong. Like everyone else...looking for better deals than the credit card companies are offering. I can meet my current payments without problems and will be making the same payment as I currently make. However with the significantly lower rate the pay back time will be shorter than terms of the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$57,118	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	red-noble-euro	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short-term financing needs
Purpose of loan:
This loan will be used to take care of some short-term cash needs.? I'm currently in the middle of a refi through BofA and they froze my HELOC until the end of the process which is March 10th.

My financial situation:
I am a good candidate for this loan because I have never missed monthly payments on my loans.

Monthly net income: $4000.00

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 72
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,154	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	NicOCjoe	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,975.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Revolving Accounts Pay-Off!
Purpose of loan:
For the Partial Pay-off of Revolving credit balance: $7,154 and non-use (as opposed to closure) of 4 credit card accounts ~ See Above Credit Profile.

My financial situation:
A great Candidate: No Late Payments, Paid off Previous Prosper Loan satisfactorily in less than 1 year.

Monthly net income: $ 4300 / month Gross. . . $3,500 net.

Monthly expenses: $?
??Housing:???????????$?1,000 / month
??Life Insurance:?? $?12.50 / month (billed $150 / year)
??Car expenses:?? $???0?- None Yet
??Utilities:???????????? $??25 / month
??Cell Phone:????????$? 35 / month?
??Food:?????????????????$ 300 / month
??Clothing, household expenses $ 100 / month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$383.06

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	25%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$75,246	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	tom-tom8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off a personal loan and high interest credit credit cards.

My financial situation:
I am a good candidate for this loan because I pay my bills as my credit report will show. This loan my easy my payment responsible at a lower rate. In which I am focus in become debt free from unsure loans.Currently work is stable . loan with Raises and bonus each year.

Monthly net income: $ 5500

Monthly expenses:
??Housing: $ 2800
??Insurance: $ 90
??Car expenses: $ 400
??Utilities: $ 300
??Phone, cable, internet: $ 70
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1998	Debt/Income ratio:	18%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$30,146	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	famous-cash5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1998	Debt/Income ratio:	55%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$33,809	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unequaled-money2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I have pay all debts ontime.

Monthly net income: $ 4900????

Monthly expenses: $
??Housing: $ 900
??Insurance: $?100
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 70
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 20000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2005	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$27,056	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lindsay214	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Investment Property
Purpose of loan:
This loan will be used to? Help purchase investment property.

My financial situation:
I am a good candidate for this loan because? I have good credit, I pay my bills on time or before they are due.?I have never made a late payment. I take my credit seriously and understand that my credit is a very important asset to have in any economy. If you look at my credit profile banks? know that i am credit worthy since i have multiple credit lines over 15,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2002	Debt/Income ratio:	29%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	30	Length of status:	8y 9m
Amount delinquent:	$7,712	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mertzj	Borrower's state:	Missouri	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	36 ( 92% )	600-619 (Latest)
Principal borrowed:	$18,900.00	< mo. late:	3 ( 8% )	660-679 (Nov-2006) 660-679 (Oct-2006) 680-699 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	39
Description
4th Prosper Loan Repairing Credit
Purpose of loan:
This loan will be used to start my credit repair.

My financial situation:
I know my credit score is bad but believe it or not its been steadily increasing the past few months.? I have 2 deliquient accounts and I am showing them in my report in the picture. One is my mortgage which is in modification and I actually havent missed a modification payment since March and it will be fully modified in a Hamp modification this March. The other is my last credit card from chase also shown in the picture. I settled on it in december but it seems to take a few months to be reported that way. I actually did a debt settlement program last year and payed off $38k worth of unsecured debt. And I payed off my last propser loan in December as well. It was $355 per month. All in all havent had a 30 day late payment in 9 months now and have 5 accounts in good standing. I am back on my feet now and want to get my dredit fixed back up. I think the 3rd deliqueint must be an account that i settled last year. I settled 6 all together and my report only shows 1 deiqueint being my mortgage.

I dont HAVE to have this loan it is only to repair my credit as I am getting 7-8 thousand back on my taxes. As soon as the deliquents are gone off of my account I will pay off this loan and go for a better interest rate. I make plenty of money and got rid of tons of bills.

Monthly net income: $ 6000

Monthly expenses: $ 1737
??Housing: $ 427
??Insurance: $ 160
??Car expenses: $ 560
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $?50
??Credit cards and other loans: $ 0
??Other expenses: $ 160 still paying the debt settlement company for 6 more months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,651	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	joker999	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	56%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,507	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	economy-hero5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit cards
Purpose of loan:
This loan will be used to consolidate some bills.

My financial situation:
I am a good candidate for this loan because I am in the process of repairing my credit. I have a position where my housing, food, and utilities are paid for and will only have a car payment, student loans, and insurance outside of this loan.

Monthly net income: $2300

Monthly expenses: $
??Housing: $
??Insurance: $102
??Car expenses: $445
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $7500
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1991	Debt/Income ratio:	41%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$25,919	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mindful-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to?
pay off my high intrest credit cards cut them up and throw them out
My financial situation:
I am a good candidate for this loan because?
I pay bills on time. I have or will not be? late. I'm a wonderful person and a great mom. After 21 years of marriage my husband left me and left me with alot of debt
I just need help. It took a deep swallow for me too ask for help. Thanks
Monthly net income: $
2500.00appx.
Monthly expenses: $
??Housing: $ 1083.67
??Insurance: $
??Car expenses: $ 50.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	25y 1m
Amount delinquent:	$0	Revolving credit balance:	$50,990	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	riveting-finance4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to? pay off high interest bills/cards.

My financial situation:
I am a good candidate for this loan because?record is spotless for any negative.?always been timely payor on accounts.?

Monthly net income: $ 5800

Monthly expenses: $
??Housing: $ 1200
??Insurance: $?
??Car expenses: $?500
??Utilities: $??
??Phone, cable, internet: $?
??Food, entertainment: $ ?
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$217.74

Auction yield range:	3.06% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	5%
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$796	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dparran	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$79.54

Auction yield range:	11.06% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1995	Debt/Income ratio:	40%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	24 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,693	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	3
Screen name:	superj11	Borrower's state:	Florida	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,900.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
This is my second propser loan!!!
Purpose of loan: I have a JC Penny Dept Card that I closed out that has a balance of 2200. It has an interest rate of 23.9%, and I need to get that lowered. I am looking to refinance that debt with a lower interest rate loan. I have already taken out a loan from prosper for 1900 and paid it off without incident.

I am have set a goal to become debt free by Jan 2012, and I have made significant strides in lower interest rates and paying debts off. JC Penny was not willing to work with me, so I am seeking help here.

My financial situation: I am a good canidate because I have never been unemployed, and I make a good salary. I have also worked extremely hard to get my credit score back up and I have dedicated myself becoming debt free.

Monthly net income: $ 4800
Monthly expenses: $???
Housing: $???400
Insurance: $ 95??
Car expenses: $ 360???
Utilities: $???
Phone, cable, internet: $ 120??
Food, entertainment: $ 200??
Clothing, household expenses $???
Credit cards and other loans: $???
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2000	Debt/Income ratio:	36%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,888	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bluebox	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2009) 600-619 (Jun-2008) 560-579 (Mar-2008) 580-599 (Sep-2006)
Principal balance:	$1,105.45	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card.

My financial situation:
I am a good candidate for this loan because I have had two loans with Prosper.? I have never been late and have already paid off one loan and is about to pay off another.

Monthly net income: $ 2000.00

I am a great investment that is a win win situation for everyone involved.

Thanks

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.29%	Starting borrower rate/APR:	9.29% / 9.63%	Starting monthly payment:	$319.35

Auction yield range:	3.06% - 8.29%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1987	Debt/Income ratio:	11%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,847	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kowtow	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Established Manager Seeking Loan
Purpose of loan:
I am requesting?this?loan to?consolidate two credit cards that are carrying the total amount of my revolving debt.? Prosper seemed like the best solution for this for a couple of reasons.? The first reason is because this?will give me a chance to see how the lending process works from a borrower's perspective and secondly because this will likely provide me with a better rate than I could have received conventionally. ?I was previously a lender on?Prosper a couple of years ago and just haven't looked at it much since then.??I?would like to begin lending again, but?I want to see what it's like from?a?borrowers?perspective (payment terms,?interest rates, bidding process,?transaction smoothness, etc).?

My financial situation:
I am an extremely good candidate for this?loan.? I have outstanding?credit and my debt to income ratio is very low.? I own a house, have retirement accounts totally (~$80k)?and?company stock options (~20k).? I've?haven't been late on a credit?payment in as long as I can remember (at least the last 15 years).??Seeking out this?loan?is?really just a?matter of me wanting to review the Prosper process so I can become an active Prosper lender going forwards.

I would especially?like to leverage Prosper lenders who understand the value of peer-to-peer lending and the ability to assist others while benefiting at the same time.? There is no need to be paying interest to large financial firms, so that they can receive tons of?interest income.? It makes much more sense to empower individuals, so that they can benefit from the lending process!

Total Monthly?Take?Home?Income:
$5400 (my income)
$3300 (spousal income-not reported in loan request)
$8700 (Total take home income)

Total Monthly Bills:
$2600 (incl.: mortgage, loans, utilities, insurance, household expenses and discretionary spending)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1987	Debt/Income ratio:	24%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,267	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unabashed-vigilance	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To help family member
Purpose of loan:
This loan will be used to?Dental Work

My financial situation:Fair
I am a good candidate for this loan because?I keep my bills paid on time

Monthly net income: $ 1,300

Monthly expenses: $
??Housing: $250
??Insurance: $insurance is paid with house payment
??Car expenses: $0
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	11.06% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1986	Debt/Income ratio:	10%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	1y 2m
Amount delinquent:	$38	Revolving credit balance:	$1,150	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brightest-payment-sorcerer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Explosive Growth - Need Cashflow
Purpose of loan:
One year old company is experiencing explosive growth due to sales consultants all over the country performing real well. Anticipated growth for 2010 will be in excess of 300% over last year. Even though all sales are prepaid with credit card, it takes 3 days to fund into our bank account. The money will be used to help with cashflow as we prepay all of our vendors.

My financial situation:
I am a good candidate for this loan because the company is?growing daily and there is?very little overhead. All orders from clients are prepaid?therefore very little exposure. We will do?1.2?million dollars in revenue this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$179.50

Auction yield range:	11.06% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2002	Debt/Income ratio:	19%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,753	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	investment-amigo	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my two credit cards...????

My financial situation:
I am a good candidate for this loan because I am extremely responsible, w/ great job security and starting a new family. I know that great credit is the only way to get ahead in life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 374931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.54%	Starting borrower rate/APR:	10.54% / 12.65%	Starting monthly payment:	$487.82

Auction yield range:	4.20% - 9.54%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1992	Debt/Income ratio:	25%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,702	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	njbiker	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	760-779 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	800-819 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
Purpose of loan:
My credit card companies have decided to raise my interest raise for no good reason other that to do it before the new credit card legislation takes effect.? Because of this I have decided to apply for this loan to pay them off and be done with them.? I would love to cancel the cards and opt-out of their interest rate hikes, but as I've had these cards for a number of years doing so would negatively impact my credit score. As a previous lender on prosper(cannot lend in NJ anymore) I know how it feels to have a borrower default, so rest assure I will pay back this debt as I do all my debts.

My financial situation:
I have always paid my debts on time and my credit?history shows this.? I think my credit score took a bit of a hit as we did some home improvements and racked up some debt.? With all the work done it is now time to clean up this debt.? I have been paying off the credit cards, but with the interest rate going up its making it harder to do so.? With this loan I will lower?my interest rate and have a timeline of when it will be paid off.

My financial situation: I put in real numbers here. I love the family of 4 that spends $150 on groceries a month?

Monthly take home:? $5425+2153(wife's income)=7578

Mortgage+taxes+homeowners insurance:? 2850
Car payments:??733
Car insurance :180
cable/internet:?? 115
phone:? 35
cell phone: 16 really (pay as you go for wife, mine paid by my work)
electric: 150
heating oil:? 200
life insurance: 150
0% interest loan: 152 (19 months left until paid off)
food/household expenses:? 1000
entertainment/other: 600
savings: 525

total: $6706.00

The remaining $872 goes to the credit cards(I always try to pay double the minimum payment).? With this loan I will wipe out about $700 of the credit card payments.?(The remaining credit cards are low interest so I will continue to pay those off.)? I also have $525 going into a savings account which I could tap if need be.

Thanks for taking the time to look at my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 40.18%	Starting monthly payment:	$45.80

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 0m
Amount delinquent:	$333	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	greenback-halibut	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for my new retail busines
Purpose of loan:
This loan will be used to?? I have started an online retail business called Earth Angels Sanctuary.? I already have orders even though I am still under construction.? I sell unique handmade gifts for pets and people who love pets.? I plan to use a portion of the proceeds to fund the creation of a small sanctuary for aged, and ill animals.

My financial situation:
I am a good candidate for this loan because? My contract work is going to help cover costs.? I am moving closer to the area where I will be able to?cover more??cases.? I harvest brains for research, and perform private autopsies. Because I will be within an hour, instead of three and one half hours away, that will not only allow me more cases with less personal cost, but more money as well.

Monthly net income: $ This can vary, however, I estimate it to be increasing to $2000.00 from $1000.00????????????

Monthly expenses: $ My new residence is $750.00 per month, propane is approximatly $15.00 per month, and electric is approximatly $30.00 per month. My car is close to pay off, only a few months left.? It is $295.00 per month.

??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,205.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$527.91

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1995	Debt/Income ratio:	44%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,960	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trustworthy-silver0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Give my family a real "House"

Purpose of loan:
This loan will be used to? Pay off Credit Cards, which will enable me to purchase a Home for my family by the end of this year.? I have promised my wife a house for a long time and now is the time?for our dream to become a reality.? We are a hard-working, down to earth?family.? I will also share this house with my older son (pictured above), younger son, and daughter.?We want our chance to have the American dream.?

My financial situation:
I am a good candidate for this loan because? I have a monthly income of $2000 and wife monthly income is $2500. The total budget is $4500.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1081
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 120
??Phone, cable, internet: $ 200
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 300
??Car Note: $ 276

Total Expenses= $2627

Money left over to pay you if you fund this loan is $1873.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1991	Debt/Income ratio:	10%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	6 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Nurse (RN)
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enterprising-contract7	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off other expenses
Purpose of loan:
This loan will be used to? pay off medical bills, daughter's tuition, buy a car

My financial situation:
I am a good candidate for this loan because? I will be able to pay my monthly payments. I lent a friend some money long ago and I will be paid back with in the next 6 months...you will be paid back.?Tuition is due this month and I really need a car soon. I will have the means to pay this loan back with in six months. Need the money to get me by right now, and would be very grateful for the prompt help!

Monthly net income: $ 5000

Monthly expenses: $
??Housing: mortgage:$ 1952.00
??Insurance: $?home-included in mortgage, health-included in paycheck??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 230
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2002	Debt/Income ratio:	25%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,081	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	velocity-tower	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fix up and clean up house
Purpose of loan:
This loan will be used to? Fix up and refresh house and yard.. I need to get the house I currently own rental ready so I can purchase a new house in this down market.

My financial situation:
I am a good candidate for this loan because? I work for the federal government and only need the loan short term.? Besides having a steady job, I also have income coming in from child support and from holding paper on a vehicle I sold in October.? My fiance' also works part-time for a large retailer and together we have a good income and can pay back the loan quickly.

Monthly net income: $ 2900.00 minimum w/ investments, Child support and fiance' income.

Monthly expenses: $
??Housing: $ 530
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 80
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,636.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.33%	Starting borrower rate/APR:	10.33% / 12.44%	Starting monthly payment:	$117.89

Auction yield range:	4.20% - 9.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$36,954	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	frugal12	Borrower's state:	Arizona	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	760-779 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-779 (Nov-2009) 740-759 (Oct-2009) 760-779 (Jul-2009) 760-779 (Oct-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Prosper Lender
As a lender I still have:
Over 90 active notes; started with 178.
Over $8,000.00 value at this time.
Still averaging over $600.00 / month from Prosper.

With this loan will pay off one credit card that almost doubled their interest rate lately.

Auto Pay this to, as most of my bills are.
Don't even know how much some of my utility bills are ... I just pay 'em.
Did pay my January mortgage in November and will pay February real soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1995	Debt/Income ratio:	12%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	3y 4m
Amount delinquent:	$4,121	Revolving credit balance:	$6,935	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	4
Screen name:	blooming-duty	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT FREE 2010!!
Purpose of loan:
This loan will be used to?
Consolidate all my debt!
My financial situation: Stable Job, just got a raise. My husband just finished college and will begin work in feb. We were going to purchase a vehicle but we decided to keep our junker and consolidate our debts first!
I am a good candidate for this loan because?. Job Stability is great as well as DTI.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$75.35

Auction yield range:	17.20% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 5m
Amount delinquent:	$3,641	Revolving credit balance:	$990	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	110%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 6% )	640-659 (Dec-2009) 640-659 (Nov-2009) 640-659 (Sep-2009) 640-659 (Aug-2009)
Principal balance:	$2,006.07	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
AUTO LOAN NEEDED
Purpose of loan:
This loan will be used to?purchase a 1979 Chevy Cheyenne Truck that I need to perrform home improvements with.???

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?I have?a loan with Prosper?and I have made all the payments on time for well over 1 year now.??The amount I am asking for is very small, but it will help me tremendously. I hope that you can help me. Thank You!?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $

Total $2,644.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 11.93%	Starting monthly payment:	$31.52

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2000	Debt/Income ratio:	24%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$28,863	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	systematic-affluence	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car maintenance
Purpose of loan:
This loan will be used to replace my car's front struts and for the 60,000 mile tune up.

My financial situation:
I am a good candidate for this loan because I will be able to quickly repay it. I have taught for 6 years in the same public school system, and have been working weekends at a restaurant for about 6 months; both jobs are stable. I own half of a condo and will soon pay off my car loan. My savings had recently been depleted and then I was told about the work my car needed. My daily commute is an hour each way so I make it a priority to keep my car in good working order. I will use the money I normally put in savings to repay this loan, but would like to get my car taken care of immediately.

Monthly net income: $ 3,100

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 90
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 530
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$150.70

Auction yield range:	17.20% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	11	Length of status:	11y 9m
Amount delinquent:	$339	Revolving credit balance:	$212,245	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	best-gallant-commerce	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to pay off unexpected bills.

My financial situation:
I am a good candidate for this loan because of my prompt payments.
Monthly net income: $

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 1000
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,558.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 24.96%	Starting monthly payment:	$831.02

Auction yield range:	8.20% - 21.69%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1981	Debt/Income ratio:	26%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	18y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,310	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	spirited-fairness8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2nd Mortgage offer
Purpose of loan:
This loan will be used to?
Pay off my 2nd mortgage.? I received an offer from my mortgage company to pay off my 2nd mortgage.
It will be a hugh savings for me.?? I would not be increasing my debt.? I would be paying off the 2nd mortgage so this would eliminate a payment to them for this 2nd mortgage..My payment of the 2nd mortgage would be going to a Prosper lender instead of my mortgage company.?The loan is a Fannie Mae loan, I believe they just want to get rid of the 2nd mortgage and this is why they have provided an offer.
They want certified funds at their counters by January 29th or the offer will be rescinded.? I have never been late and I am 2-3 months ahead of payments on my home mortgage.? This is a one time offer from my mortgage servicer from Fannie Mae.? For me this is a win win type situation and for a lender as well.

My financial situation:
I am a good candidate for this loan because?
I keep on top of my bills and have always paid my bills and on time.? I have 1 credit card that I owe a lot and that is used for business and personal, I pay more than the minimum and early each month.
My home is only 3 years old, a new built and I
purchased some landscape for the new home, which is why my credit card is large.? My other 2 credit cards are all paid off in full.? I have my Debt to Income ratio report and is listed at 41%
and was just recently done along with my personal financial statement.?All bills get paid early each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1995	Debt/Income ratio:	16%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	47	Length of status:	2y 11m
Amount delinquent:	$5,688	Revolving credit balance:	$802	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	229%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wildernessnh	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 91% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	2 ( 9% )	520-539 (Jan-2008)
Principal balance:	$0.28	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Tuition Costs for Second Degree
Purpose of loan:
This loan will be used to help pay for my tuition at George Fox University.? I currently work as an Office Manager/Project Assistant in an Engineering firm.? I chose to attend GFU's Project Management program and receive a second bachelors with the plan to advance in my career.? I am on track to graduate May 1st with a tentative promotion on hand.

My financial situation:
I am a good candidate for this loan because I have successfully paid off a previous Prosper loan (as well as have funded loans for others).? Although my credit may not be great, it is a picture of who I was 5 years ago, not today.? I am working towards creating a stable career and financial cushion.? In the last 3 years I have managed to pay off all credit card and auto debt (currently own my car with no payments), and continually work on satisfying additional bad debt collections.
I am able to pay my tuition in cash, but my goal is to increase my credit score.? In the last 3 years I have managed to raise my score from the 480's to up over 600.? My previous prosper loan was one of only two current loans I kept on my report to help build my credit score back up.?
After reviewing the credit report attached with this listing, I have plans to contact all credit bureaus to receive a copy of my report as there seems to be several inaccuracies.? I currently monitor my credit with MyFico.com and the information provided does not match what I review on a monthly basis and have used a benchmark to help fix my credit score.

Monthly net income: $ 3333

Monthly expenses: $
??Housing: $ 750
??Insurance: $ Paid in full annually at $264
??Car expenses: $ 40 (gas)? No car loan
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	8.20% - 19.00%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	12%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,887	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	trade-pal0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Young Professional Needing Car Loan
Purpose of loan:
This loan will be used to purchase a replacement car for my current automobile which I managed through graduate school. My current car must be replaced because of the existence of serious safety issues that would cost more than the value of the vehicle to repair.

My financial situation:

I graduated with my PhD in Biomedical Engineering several years ago and have since secured a stable, well-paying job. I have a goal to pay off all my school loans and credit card debt by Q3 2011 and have been steadily making large payments to do so. I had originally planned to defer replacement of my current automobile until after this was accomplished, however, due to these unanticipated safety issues, it is now necessary for me to purchase a new vehicle now. You assistance would be greatly appreciated.

I am a good candidate for this loan because I have a history of always making my payments on time. The only blemish on my credit history is due to a mistake in the initial payment of my student loans over 24mo ago. This was situation occurred because, once I graduated from school, I elected to consolidate all my school loans using the Federal Direct Student Loan system. for some reason, one $2500 loan from my undergraduate institution was not properly consolidated with the others. So, not knowing of this occurrence, I continued to make the one loan payment to my consolidated loan while the single $2500 loan became derogatory. I was only made aware of the non-consolidated loan when I received a call from my lender. I explained the situation to them, but the damage was already done to my credit file. Needles to say, I immediately paid off the $2500 loan, but the record will remain on my file for 5 more yrs.

In addition to my great payment habits, I recently received a substantial raise at my place of employment. Whereas I earned $54K last year, my current income as of Jan 1, 2010 is now $86K per year. I do not know if PROSPER will be capable of adequately verifying this recent change in income, but I will be providing them with my certified employment contract to aid in doing so.

Monthly gross income: $7175

Monthly expenses: $2800
??Housing: $600
??Insurance: $300
??Car expenses: $200
??Utilities: $0 (included in rent)
??Phone, cable, internet: $0 (included in rent)
??Food, entertainment: $250
??Clothing, household expenses $150
??Credit cards and other loans: $1000
??Other expenses: $300 (school loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$253.77

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	42%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	6y 9m
Amount delinquent:	$643	Revolving credit balance:	$946	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	volcano224	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 868
??Insurance: $ 130
??Car expenses: $ 359
??Utilities: $ 100
??Phone, cable, internet: $ 9500
??Food, entertainment: $ 150..00
??Clothing, household expenses $ 135
??Credit cards and other loans: $ 9.000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	25%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,920	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	plentiful-duty4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Debt
Purpose of loan:
This loan will be used to? Consolidate Debt into one monthly payment

My financial situation:
I am a good candidate for this loan because? I am mature, pay my bills, worked hard to keep my credit good, trustworthy.? I own my home.?

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 66
??Car expenses: $ 400
??Utilities: $?140
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?404
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	8%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	1y 0m
Amount delinquent:	$2,663	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	red-towering-rate	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working capital / repair roofs
Purpose of loan:
This loan will be used to purchase additional inventoried? and repair the roof on the warehouse?

My financial situation:
I am a good candidate for this loan because this loan will not be misappropriated or use for any other purpose than what I have stated.?

Monthly net income: $ 6,000.00

Monthly expenses: $ 2000.00?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.54%	Starting borrower rate/APR:	28.54% / 30.90%	Starting monthly payment:	$124.97

Auction yield range:	11.20% - 26.54%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1987	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,257	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newest-thrilling-velocity	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $
??Car expenses: $
??Utilities: $ 300.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $35.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1975	Debt/Income ratio:	17%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 8m
Amount delinquent:	$3,163	Revolving credit balance:	$2,847	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	mat101155	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	760-779 (Nov-2009) 740-759 (Sep-2009) 740-759 (Aug-2008) 580-599 (Oct-2007)
Principal balance:	$3,836.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Money to go back to school
I am an honest and hardworking person.

I am employed fulltime, and attending the SFSU fulltime.

I currently have another Propser loan, and I have never missed a payment.

I hope to borrow $3000.00 more to help with my tuition, and graduate with my BS.

Monthly net income:??
$3094.00

Expenses:?
$1405.00

MonthlyHousing: $500.00????
Phone, internet: $50.00?
Food, entertainment: $200.00?
Clothing, household expenses 100.00?
Credit cards and other loans: $500.00?
Muni Pass: $55.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.22%	Starting borrower rate/APR:	21.22% / 24.13%	Starting monthly payment:	$49.12

Auction yield range:	8.20% - 20.22%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1991	Debt/Income ratio:	33%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$24,521	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Footballmom10	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off small cc /Help Credit Score
Purpose of loan:
To lower my interest rate on a small credit card balance and establish a positive history on Prosper before consolidating two other credit cards into one payment.

My financial situation:
I am a good candidate for this loan because..... we don't really need this loan :) Isn't that the best time to lend to someone!

I have two slow payments on my credit that happened last year while I was gone out of town for work. In other words, I was a day or two late and the credit card companies used it as an excuse to go nuts on our interest rates. Learned my lesson and put everything on automatic payments.

It took me a few months to find a great job when we moved 18 months ago and we ran up some credit card bills - but I have now been full-time again for the last 14 months.

During that time I have substantially paid down our credit cards but have been disappointed by not seeing a corresponding increase in our credit rating. Every time we pay down on a card, they lower our available credit and it makes it look like we are maxed out still. Vicious cycle but it gets better every time we pay something off - we're getting there!

The other portion of the "revolving credit" is a home equity line of credit we took out last year to update our house for $17000. We have paid it consistently as well and the balance is now down around $15000.

We own both cars and have a good retirement fund we could tap into if that were absolutely necessary.

We also own a second home where we lived previously, but it has been rented out on a lease purchase agreement for the last year. The renters have paid on time every month and completely cover the mortgage, taxes, and insurance on that home.

Monthly net income:
My net is $2900. My husband's net is $3000 but is not included in the listing because the listing is is in my name.

Total monthly expenses which we pay with both our incomes,not just mine:
Housing: $ 850
Home Equity Line of Credit: $300
Insurance: $ 200
Car expenses: $ 0 - we own both cars
Utilities: $ 300
Phone, cable, internet: $ 170
Food: $ 800
Clothing, household expenses $ 400
Credit cards and other loans: $ 1000 (Includes a $500 a month student loan).
Kid Activities $150 (dance, basketball, etc)

As you can see, we are in an excellent position to pay off this loan quickly and easily. We will then do a lsiting to consolidate the two higher balance credit cards.

Thank you for your bids!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$34,967	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	iliad	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
Our company is the first Tattoo and Piercing Studio to ever be allowed into a Westfield Shopping Center Mall. We have experienced phenomenal growth, and are opening our fourth studio in another mall, in Sarasota Florida this month. Due to the exposure and popularity, we have been approached by another REI(Mall) and they have asked us to put our concept in their center. While we are very confident of the location, we do want additional capital to cover costs, growth, and overhead. You can google FAT ink. Tampa FOX 13 to see more about the company and what we are doing..

My financial situation:
Great credit, high net worth. We have a very good net worth (1+ Million), but it is tied up in commercial property. We have tapped some of the equity from the property, but that is a very slow process right now with banks, as they have severely restricted their lending on commercial property. The money will be used as a cushion. Currently we have 80K in cash. We will utilize approximately 50K for the buildout. While we still will have decent operating capital, we need a cushion to make this a more comfortable move. The old saying, a good idea can break you as fast as a bad one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$70.31

Auction yield range:	6.20% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	33%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	2y 3m
Amount delinquent:	$264	Revolving credit balance:	$4,376	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	authentic-bazaar	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tuition
Purpose of loan:
This loan will be used to? pay for tuition for my college degree.? I have 3 semesters left and I have applied for financial aid, but it has not yet come through and need to pay it quickly along with books for this semester.? I was hoping to pay for my college myself without loans, but unfortunately I cannot do it for these last 3 semesters.

My financial situation:
I am a good candidate for this loan because?I am currently working a full-time job and a part-time job.? If my financial aid comes through, I will pay this loan back immediately, but if it does not I will use all resources to pay this loan back on time in the designated time period.? Once my schooling is finished, in 3 semesters, my income will increase by $10,000 or more a year.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.54%	Starting borrower rate/APR:	27.54% / 30.15%	Starting monthly payment:	$61.67

Auction yield range:	11.20% - 26.54%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	13 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	76	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$338	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resolute-diversification043	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.06%	Starting borrower rate/APR:	15.06% / 17.23%	Starting monthly payment:	$260.21

Auction yield range:	14.06% - 14.06%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1993	Debt/Income ratio:	42%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$55,122	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	excellent-credit8	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards and medical
Purpose of loan:
This loan will be used to?
pay off credit cards
My financial situation:
I am a good candidate for this loan because? I make all my payments on time and payoff loans as my bonus is received

Monthly net income: $ 75,600

Monthly expenses: $
??Housing: $ 1,800
??Insurance: $
??Car expenses: $ 1,700
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1992	Debt/Income ratio:	18%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,115	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kcprice	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 640-659 (Jun-2008)
Principal balance:	$1,147.85	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
paying bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.69%	Starting borrower rate/APR:	25.69% / 28.01%	Starting monthly payment:	$300.94

Auction yield range:	11.20% - 24.69%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1991	Debt/Income ratio:	27%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,815	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-dough-bugle	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want to consolidate my cards!
Purpose of loan:
This loan will be used to consolidate my credit cards into one lower monthly payment which will help me to better control my budget.

My financial situation:
I am a good candidate for this loan because I have a really good job.? A couple of years ago I ran into some problems when my credit card payment jumped to more than double which hurt me and my credit score but I have paid off almost $100,000 in debt since then but of course my credit score is still not back up.

Monthly net income: $ About $9,000.00

Monthly expenses: $
??Housing: $ 3200
??Insurance: $175
? Car expenses: $ 800
??Utilities: $ 300
??Phone, cable, internet: $ 180
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800 ($735 is student loans)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1992	Debt/Income ratio:	18%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,863	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kind-laudable-economy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start up and buy building
Purpose of loan:
This loan will be used to? start up a business in Amarillo, T X and also as down payment to buy a building for sale in Amarillo.? I am wanting to open a bar, there are several in the area and I know that this business will be very successfull.?

My financial situation:
I am a good candidate for this loan because? I have been at my current job for 7 year and I also started selling Real Estate in August 2009 and have been very successfull.? I also just completed my MBA and I am going for my PhD.? My dream has always been to become a business owner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$174.19

Auction yield range:	14.20% - 22.00%	Estimated loss impact:	14.99%
Lender servicing fee:	1.00%	Estimated return:	7.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1998	Debt/Income ratio:	72%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,990	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	nbcnottv	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	620-639 (Mar-2008)
Principal balance:	$2,132.24	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off high rate debt
Purpose of loan:
I will use this loan to pay off my last higher interest account and have enough left over to carpet two rooms in my basement.

My financial situation:
I am a good candidate for this loan because I am currently able to meet my obligations with little strain. The warehouse I managed closed in Feb. and the four months I was unemployed, as tough as they were, were not so dire that I was not able to meet my obligations. ????

Monthly net income: $ 2172

Monthly expenses: $ 1405
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $ 600
??Utilities: $ 0
??Phone, cable, internet: $ 55
??Food, entertainment: $
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,739	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wampum-dreamer5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In P.A. Prgram with 3 kids Help
Purpose of loan:
This loan will be used to make it through the PA program with 3kids and a wife more comfortably.

My financial situation:
I am a good candidate for this loan because I cannot work during the physician Assistant program I have only gotten approved for less than $20,000.00 to live off per year, my wife is a hairstylist and due to having to move is basically starting over to build her clientele.? With 3 kids and me in school M-F our life is as stressful and full as is.? I will be done 2011 I am going to be making at minumum $70,000.00 a year which will be more than enough to pay you back in a timely manner.? We plan to live cheaply until all debts are paid we just want a nice future for our kids we have no outside support system.? We are getting food stamps and medicaid.? If I do not get this loan our credit will be shot because I will not be able to pay any of my debt only rent and consumers just enough to keep us safe and warm.

Monthly net income: $ 800.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$332.64

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1997	Debt/Income ratio:	9%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,184	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	4
Screen name:	determined-payout39	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment help
Purpose of loan:
This loan will be used to?down payment to reduce principle balance.?

My financial situation:
I am a good candidate for this loan because?I have been in my field for over 20 years and?a member of a union so I will?not be quitting any time soon. My daughter who is professor at Southern Polytechnic University?lives with me and pays?and pays 70% of the mortgage.? In the new house I have?two additional rooms that I have tenants who will be renting from me so no matter what the additional monthly payment will not be a problem.? My rent is only $450.00 a month because they will be paying the rest and even if they moved out I will be able to pay the mortgage and the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,188	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aggresive-money6	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?? to pay off my credit cards to improve my credit score.

My financial situation:
I am a good candidate for this loan because? I have had my job for almost seven years it will be seven years in April 2010. I have lived at my residence?for 10 years in June 2010. I have been with my credit union since 2003.?I have a 2005 mini van?with montly payments of 480.00 and have never been late on one payment in the 3 years that I have had it. ?I am very and hardworking.? I will be able to pay the loan back with a problem.? I am also willing to payback the loan with monthly direct withdrawal if it is an option.

Monthly net income: $ 4,500 total houshold

Monthly expenses: $?3000
??Housing: $ 960.00
??Insurance: $ 160.00
??Car expenses: $ 480.00
??Utilities: $ 190.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$172.00

Auction yield range:	11.20% - 30.00%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	25y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,611	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 7	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payout-bonaza	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start
Purpose of loan:
This loan will be used to? Purchase homes for rent in Chicagoland. We have a ton of homes on the market that we buy for about 30k. They need about 20k in improvements, and we then get 1400 per month for cash flow. This loan is to help me set up some of the infrastructure that I need. Such as setting up?an LLC as well as some startup capital. This is going to be shorter term as it will be paid off as we pick up properties. The group that I am working with has done several of them in the last 2 years. I have personally done them up until 7 years ago, choosing to get out as I watched the elements that caused 2008 to occur. ?I have been in the real estate game as a mortgage guy for over 20 years.
My financial situation:
I am a good candidate for this loan because? With over 20 years in the lending field, I have seen a lot of things go on. I know that this is the best time to buy, even with the upcoming slide in vales. We only pay about 30k for a property. The expenses listed below are for my personal life. They are low by design, cars are free and clear. Debt is low on credit cards and the rest is living expenses.Monthly net income:

Monthly expenses: $ 2550
??Housing: $ 800????
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $?300
??Phone, cable, internet: $ 400
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 22.74%	Starting monthly payment:	$523.86

Auction yield range:	11.06% - 19.50%	Estimated loss impact:	10.47%
Lender servicing fee:	1.00%	Estimated return:	9.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	55	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$43,165	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nickel-friendship4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an investment property
Purpose of loan:
This loan will be used to buy an investment property, namely a single family home with a tenant who wants to stay. The owner wants to close quickly, thus?my cash offer?and the time of year (winter and the holidays) made for an accepted offer. The house is assessed at nearly $40,000, but I offered a cash price of $12,900 and much to my delight the offer was accepted. The owner lives out of town and was anxious to move the property and it was a great deal for me. I need the cash quick, which is why?I am going this route.??

My financial situation:
I am a good candidate for this loan because I have a good credit rating and have never defaulted on any loans. I left a job with the US Postal Service over 10 years ago to become a real estate investor. I own in excess of 50 properties and am in the Mid West where the housing market has not fluctuated as much as in some areas. I invest in mostly low risk single family houses that I either rent out or sell on contract.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.70%	Starting borrower rate/APR:	24.70% / 27.00%	Starting monthly payment:	$396.01

Auction yield range:	8.20% - 23.70%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	31%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,079	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benjamins-molecule	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off some of my revolving balances and debt?so I can make one payment each month.

My financial situation:
I am a good candidate for this loan because I have never ever been late on any payments and I have a excellent payment history but it would be easier to pay off my smaller balances and revolving debt with this loan so I can make 1 payment instead of many little payments.

Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $?1400.00
??Insurance: $125.00
??Car expenses: $ 865.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $?500.00
??Clothing, household expenses $?300.00
??Credit cards and other loans: $?800.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$49,589	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	keen-camaraderi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Bills
Purpose of loan:
This loan will be used?to?be used to pay?off?credit cards and end of the year expenses?

My financial situation:
I am a good candidate for this loan because I am honest, hardworking, I run a successful business, always pay my bills?on time and have never defaulted on a loan.

Monthly net income: $ 8500.00

Monthly expenses: $
??Housing: $1750.00
??Insurance: $ 300.00
??Car expenses: $ 365.50
??Utilities: $ 80.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $?700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$152.45

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1994	Debt/Income ratio:	12%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,935	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	veets1672	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	820-839 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	780-799 (Dec-2007)
Principal balance:	$1,853.68	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Pay off existing Proper Loan
Purpose of loan:
Pay off current Prosper Loan and pay for auto repairs.
My financial situation:
I took out my original Prosper loan 2 yrs ago.? It is better to finance this way for emergencies than by using a credit card.? I need some major auto work and don't want to charge it.
Monthly net income: $ 7100

Monthly expenses: $ 6000
??Housing: $ 2600
??Insurance: $ 175
??Car expenses: $ 700
??Utilities: $ 200
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$26,947	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ready-coin1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unique new gallery emporium
Purpose of loan:
This loan will be used towards start-up expenses?for a new gallery/shop that will feature my mixed media art and?related retail goods. This will not be a stark gallery, nor a hodge-podge gifty shop. It will be a mixed media work, in itself,?synthesizing art, treasure and sundries.?Artful, hip, funky, vintage, mystical, fabulous. I have been in retail a very long time and I have experienced and observed the following reality: to succeed, one does not just offer appealing merchandise, but also an alluring?and transforming little?universe. One is selling goods AND an experience.
My financial situation:
I am a good candidate for this loan because I have some savings, good credit and a very strong work ethic.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	71%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	29 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,220	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	babylovebug23	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 660-679 (Apr-2008) 640-659 (Mar-2008) 640-659 (Feb-2008)
Principal balance:	$1,777.70	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay of 10 credit cards

My financial situation:
I am a good candidate for this loan because I have made my monthly payment on time with the loan I have with prosper. I also make sure that I pay my bill on time. I have been on my job for almost 3 years.

Monthly net income: $ 1400

Monthly expenses: $ 300????
??Housing: $
??Insurance: $ 150
??Car expenses: $ 360,71
??Utilities: $
??Phone, cable, internet: $ 243.37
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 973.33
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1996	Debt/Income ratio:	32%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,188	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	living33	Borrower's state:	Nebraska	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to consolidate some debt
Purpose of loan:
I am looking for a loan to consolidate some debt that I have, as well as to help pay some expenses for a marriage I hope to have later this year.

My financial situation:
I have never missed a?payment that I owe. I am very trustworthy.?I ran into some financial problems because of some unexpecred expenses?about three years ago. I worked my tail off to get out of that hole, and have recently begun to do so. While ?I was completely underwater financially, I still never missed a payment. The only reason that my credit score is not as high as it should be is simply because of the last of the debt I have to pay off is skewing my utilization component of my credit score. I am proud of what I have been able to accomplish. I recently purchased my first home, and am now just looking for that a little extra to pay off some debt and help with my wedding. I went from barely surviving, to now utitilizing this service to help save money over the long term.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 80
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	41%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	19y 6m
Amount delinquent:	$0	Revolving credit balance:	$29,293	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	salesforce	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 680-699 (Mar-2008) 700-719 (Feb-2008)
Principal balance:	$5,130.07	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
New home office for business
Purpose of loan:
This loan will be used to remodel my home to create an office for a new home business.
I have decided to go for a lower loan amount and do the work myself.

My financial situation:
I am a good candidate for this loan because I have a good job with the same company for over 19 years and?stable income.?I always pay all debts my on time. I currently have a loan with Prosper that will be paid back in little over a year. I have never missed a payment on this loan or been late. My credit score has taken a hit because I have closed account. I have never had a late payment toward any of my debt. I always pay ontime. I am applying for another loan through Prosper because I like know the loan will be paid off in 3 years or less and do not like paying interest to banks.

Monthly Gross Income $6833.00 and?Net Income: $ 4188.00

Monthly expenses: $ 3466.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1988	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,874	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	wealth-sunrise3	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Little expansion capital
Purpose of loan:
we are taking on some new bow lines at our archery shop and
expand our pro shop inside the facility

My financial situation:
I am a good candidate for this loan because?I have perfect credit and am never late on a payment, this loan will be no exception.
undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$136.76

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	12%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	1y 5m
Amount delinquent:	$239	Revolving credit balance:	$88,491	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-gold-poem	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt reduction
Purpose of loan:
This loan will be used to pay off credit card bills

My financial situation:
I am a full time mech engineer in an international company.
Graduated from a very decent school from Massachusetts with a master degree in mech engineering.
I am also a part time dance instructor (as a hobby) which brings in extra $1000 a month.
Trying to lower the interest rate of my other loans.
Have no problem paying my bills.
Have a good credit rating and haven't been delinqent in the past.

Monthly net income: $4000

Monthly expenses: $ 1630
??Housing: $ 700
??Car expenses: $ 400
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Credit cards and other loans: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2003	Debt/Income ratio:	31%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$361	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	oak8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$378.81

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1995	Debt/Income ratio:	12%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,765	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-transparency-dragster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
truck
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1981	Debt/Income ratio:	18%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	29	Length of status:	4y 10m
Amount delinquent:	$295	Revolving credit balance:	$22,300	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	note-chosen-one9	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debts
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.29%	Starting borrower rate/APR:	6.29% / 6.63%	Starting monthly payment:	$91.66

Auction yield range:	3.20% - 5.29%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1985	Debt/Income ratio:	13%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,474	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	intrepid-interest3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
snowmobile purchase
Purpose of loan? With this loan I? will be buying a snowmobile to use this winter. This time of year in Buffalo N.Y. can be trying. With the snow and tempertures? being so cold this will be a great way to pass the time till summer.

My financial situation:
I am a good candidate for this loan because??? We have just recently recieved our raise and now have the extra funds to put aside to make payments on a snowmobile. I have? paid off? my last loan for a? snowmobile and? we are looking to up grade to another.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1992	Debt/Income ratio:	75%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,539	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	the-wealth-shooter	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to debt consolidation I am like anyone else in trying to get my credit in order, I pay all my bills on time everytime, but creditcard companies keep raising the annual precentage rate currently I am paying about 29% on most of my cards and?they lower my limit so I don't have a chance to show?how much I have already paid paying different loans every month I don't get a chance to save any money I would like to have one payment and a fixed rate so I can get rid of these loans, consolidating companies hurt your credit I am BIG on keeping my credit good, unfortunantly after my divorce my ex hurt my credit really bad...I am just trying to get back on my feet....?

My financial situation:
I am a good candidate for this loan because I like my credit to be A one I have always had 750+ score except since last year after my divorce. I pay all my bills on time, never been late on any payment, I?don't like to ask for money but I am trying to buy a house and raise my adopted 3 kids, it is very hard to get a new start in this day and age I heard about prosper and have faith that this will work for me.??

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1992	Debt/Income ratio:	9%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	18	Length of status:	1y 7m
Amount delinquent:	$2,903	Revolving credit balance:	$131	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	tony1523	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Debts To Buy A House
Purpose of loan:
Over the past 15months i have been busting my butt to pay off credit cards and debts so i can put my self into a position to buy my first home. I have been very successful in dong so. I have increased my credit score by over 100 points and have pretty much have no credit card debt. The purpose of this loan will be to pay off old collections that are preventing me from buying a house and a college loan which i have paid on time every month

My financial situation:
I am a good candidate for this loan because? i have a career with a company on the rise that is up 49% in sales and growing and i am happy to be apart of there success. I have no car payment so it will be easy for me to pay this debt back

Monthly net income: $ 1700

Monthly expenses: $ 845
??Housing: $ 365
??Insurance: $ 75
??Car expenses: $ 0 (company car
??Utilities: $ 50
??Phone, cable, internet: $ 65
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 40
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.06% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1996	Debt/Income ratio:	8%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	23y 5m
Amount delinquent:	$0	Revolving credit balance:	$37,698	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	asset-sensation0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixin' Kitchen
Purpose of loan:
This loan will be used to resurface kitchen counters.
My financial situation:
I am a good candidate for this loan because I have been gainfully employed with my job for?over 23 years and I pay my bills on time.? A friend suggested I try Prosper instead of tapping into my 401k.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	15 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	55	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$148,303	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	peace-celebration	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory and purchase equipment
Purpose of loan:
This loan will be used to?purchase seasonal inventory?and additional equipment. The store has been approved to sell additonal product..has great potential to increase sales and revenues

My financial situation:
I am a good candidate for this loan because?i pay my bills on time. My credit score reflects a lower score due to a student loan I have with capital one bank that was paid off and due to a communication error the bank reported me 30 days late which is currently being disputed. Have been on time making payments for the past five years but because address was not change properly statement for that month was not delivered assuming that loan was completely paid off. Most of bills accumualted due to the slow winter months causing money out of pocket increased. I have never neglected to pay any loans late or bail out on a loan even when this economy is bad. I need my good credit. Large revolving debt outstanding due to the utilization of home equity line of credit totaling $103,0000 and other lines of credit owe due to the start up of this business...hardship of get a loan for a brand new start up of this business last resort to use up personal credit...

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	26	Length of status:	4y 10m
Amount delinquent:	$623	Revolving credit balance:	$52	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	1
Screen name:	undaunted-euro2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Condo in Italy
Purpose of loan:
This loan will be used to?
I put a sizeable down payment (50%) on a small condo in Italy in May 2007. The second stage payment is due next week. I have all but?$10,000 USD to complete. If I do not complete then I?lose the apartment and the?down payment. The?first 50% was?used with my retirement funds, therefore I would lose my retirement as well.

My financial situation:
I am a good candidate for this loan because?
I make a good income, however my credit went sour. Trying to clean it up. I am a homeowner, married, no kids at home, and have a good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	27	Length of status:	19y 9m
Amount delinquent:	$15	Revolving credit balance:	$17,492	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-chomper2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing cab
Purpose of loan:
This loan will be used to? Fix Cab and pay some bills

My financial situation:
I am a good candidate for this loan because?
I pay my bills
Monthly net income: $
3500.00
Monthly expenses: $
??Housing: $ 954
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $?25
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $?575
??Other expenses: $ 0
Information in the Description is not verified.